Filed pursuant to Rule 497
File No. 333-149374

FS INVESTMENT CORPORATION
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Supplement dated June 13, 2011
to
Prospectus dated May 12, 2011
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  This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

                   You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest in shares of our common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments” to include the following immediately after the disclosure in such section regarding the total return swap for senior secured floating rate loans entered into between Arch Street Funding LLC, a wholly-owned financing subsidiary of FS Investment Corporation, and Citibank, N.A. (amounts below are in thousands):

On June 9, 2011, Arch Street entered into an amendment and restatement of the confirmation letter agreement, or the Amended and Restated Confirmation, governing the TRS.  Pursuant to the Amended and Restated Confirmation, the maximum market value of the portfolio of loans subject to the TRS (determined as of the time that each such loan becomes subject to the TRS) was increased from $200,000 to $300,000.  No other material terms of the TRS changed in connection with the Amended and Restated Confirmation.

This supplement also supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” to replace the second sentence of the second paragraph thereof in its entirety with the following (amount below is in thousands):

Pursuant to the terms of the TRS between Arch Street and Citibank, Arch Street pays fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of a pool of loans having a maximum notional amount of $300,000.